UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss.240.14a-12

                           Paragon Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
     1)  Title of each class of securities to which transaction applies:
                                                                        --------
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         -----------------------
         -----------------------------------------------------------------------
     5)  Total fee paid:
                        --------------------------------------------------------
         -----------------------------------------------------------------------

/_/  Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                        [PARAGON TECHNOLOGIES, INC. LOGO]




                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2007


     The Annual Meeting of Stockholders of Paragon Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Best Western Lehigh Valley Hotel & Conference Center, U.S. Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Wednesday, August 1, 2007, at 9:30 a.m., local time, for the following purposes:

     1. To elect five directors to the Board of Directors;

     2. To consider and act upon a proposal to approve the 2007 Equity Incentive Plan; and

     3. To transact such other business as may properly come before the meeting or at any adjournments thereof.

     Only stockholders of record as of the close of business on June 12, 2007 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by a stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the ten-day period immediately prior to the Annual Meeting.














     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.







June 26, 2007                                                 RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                        [PARAGON TECHNOLOGIES, INC. LOGO]


                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2007


     This Proxy Statement and the accompanying form of proxy are being mailed on or about June 26, 2007 to the stockholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2007 Annual Meeting of Stockholders to be held at the Best Western Lehigh Valley Hotel & Conference Center, U.S. Routes 22 and 512, 300 Gateway Drive, Bethlehem, PA 18017 on Wednesday, August 1, 2007, 9:30 a.m., local time, and at any adjournments thereof. The cost of such solicitation will be borne by the Company.

     Only the holders of record of the outstanding shares of common stock of the Company on June 12, 2007 will be entitled to vote at the Annual Meeting. A stockholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the Annual Meeting and voting in person, provided written notice of such actions are given to the Corporate Secretary of the Company before the proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 2,769,192 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the stockholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below, for approval of the Company's 2007 Equity Incentive Plan, and in their discretion on any other matters properly coming before the meeting.

     Under Delaware law and the Company's Bylaws, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote for the election of directors. For the adoption of the proposal to approve the 2007 Equity Incentive Plan, the affirmative votes of a majority of the votes cast on the proposal is required. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect on the adoption of the 2007 Equity Incentive Plan proposal.



June 26, 2007

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING


Why am I receiving this proxy statement and proxy card?
     You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement and proxy card relates to the Company's 2007 Annual Meeting of Stockholders to be held on August 1, 2007 and at any adjournment of that meeting. This proxy statement describes the matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

What information is contained in this proxy statement?
     The information included in this proxy statement relates to the election of five members of the Board of Directors and the proposal to approve the 2007 Equity Incentive Plan to be voted on at the Annual Meeting, procedures for voting at the Annual Meeting, and other information required by federal securities laws.

Who is soliciting my proxy?
     The Board of Directors is soliciting your proxy for use at the Annual Meeting.

What am I voting on?
     You are voting for the election of five members of the Board of Directors, the proposal to approve the 2007 Equity Incentive Plan, and any other matter brought before the meeting in accordance with law and our bylaws.

Who is entitled to vote?
     Holders of shares of common stock outstanding on the Company's books at the close of business on June 12, 2007, the record date for the Annual Meeting, may vote. There were 2,769,192 shares of common stock outstanding at that time.

How many votes do I have?
     You have one vote for each share of common stock you hold as of the record date for the Annual Meeting.

What vote is required to elect directors?
     The Board of Directors are elected by a plurality of votes, which means that the five nominees receiving the highest number of votes will serve as members of the Board of Directors until their successors have been elected and qualified.

What vote is required to approve the 2007 Equity Incentive Plan?
     For the adoption of the proposal to approve the 2007 Equity Incentive Plan, the affirmative votes of a majority of the votes cast on the proposal is required.

Can I make a nomination?
     You cannot make a nomination for this Annual Meeting of Stockholders. Nominations of directors which are intended to be presented at the 2008 Annual Stockholders' Meeting must be received by the Company no later than February 27, 2008, in order to be included in the 2008 proxy materials.

     With respect to nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 2, 2008 or later than September 30, 2008, however, your written notice of intent must be delivered between the 120th day before next year's

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.

     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2008 Stockholder Proposals."

How do I vote?
     After carefully reading and considering the information contained in this proxy statement, you may cast your vote in one of the following ways:
       o by completing the accompanying proxy card and returning it in the enclosed envelope; or
       o  by appearing and voting in person at the Annual Meeting.
     If your shares are held in "street name," which means that your shares are held in the name of a bank, broker, or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the Annual Meeting.

What if I don't indicate my voting choices?
     If the Company receives your proxy in time to permit its use at the Annual Meeting, your shares will be voted in accordance with the instructions you indicate. If you do not indicate instructions and have not indicated otherwise, your shares will be voted as recommended by Paragon's Board of Directors. More particularly, your shares will be voted FOR the election of the director nominees listed in this proxy statement and for the approval of the Company's 2007 Equity Incentive Plan.

How does discretionary voting apply?
     The Company is not aware of any matter that will be properly presented for consideration at the Annual Meeting other than what is described in this proxy statement. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy.

May I change my vote?
     After mailing in your proxy, you may change your vote by following any of these procedures. If you are a stockholder "of record," meaning that the shares you own are registered in your name as of June 12, 2007, then to revoke your proxy, you must do one of the following before the vote is taken at the Annual
Meeting:
       o send written notice revoking your proxy to the Corporate Secretary at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040; or
       o  sign and return a proxy with a later date.

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


     If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank, or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Annual Meeting.

How do I vote in person?
     If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in "street name," you must bring a letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on June 12, 2007, the record date for determining which of our stockholders are entitled to notice of, and to vote at, the Annual Meeting, in order to vote at the Annual Meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a "legal proxy" from the holder of record and present it at the Annual Meeting.

How does the Board of Directors recommend that I vote?
     The Board of Directors recommends that you vote "FOR" each of the director nominees and for the approval of the Company's 2007 Equity Incentive Plan.

What does it mean if I receive more than one set of proxy materials?
     Receiving multiple sets of proxy soliciting materials generally means that your shares are registered in different ways or are held in more than one account. Please respond to all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the Annual Meeting?
     A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the Annual Meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count towards the quorum if you give us your proxy by signing, dating, and returning a proxy form. As a result, it is important that you return your proxy.

Who counts the votes?
     Representatives of our Transfer Agent, American Stock Transfer and Trust Company, will tabulate the votes.

Who pays the costs of soliciting proxies?
     The Company will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy soliciting materials to beneficial owners of the Company's common stock and to obtain their authority to give proxies. The Company will reimburse these intermediaries for their reasonable expenses upon request. Alternatively, the Company may engage a proxy solicitation firm to distribute the proxy soliciting materials. If applicable, the Company will compensate such proxy soliciting firm for all fees and costs associated with its distribution of the proxy soliciting materials.

     In addition to mailing proxy soliciting materials, the Company's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of the Company's transfer agent may also solicit proxies.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information as of June 12, 2007 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock, (ii) by each director or nominee for election as a director of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table (included elsewhere in this Proxy Statement), and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                               Amount and      Right to Acquire
                                                               Nature of        Under Options
                             Name and Address of               Beneficial        Exercisable           Percent of
  Title of Class             Beneficial Owner (1)              Ownership        Within 60 Days          Class (2)
------------------      -----------------------------------   ------------     ----------------      ----------------
Common Stock,           Emerald Advisers, Inc. (3)               329,647                 -                  11.9%
 Par Value                 1703 Oregon Pike
 $1.00 Per Share           Suite 101
                           Lancaster, PA  17601

Common Stock,           Robert J. Blyskal (4)                          -                 -                    *
 Par Value
 $1.00 Per Share

Common Stock,           L. Jack Bradt (5)                        220,324                 -                   8.0%
 Par Value              580 Riverwoods Way
 $1.00 Per Share        Bethlehem, PA  18018

Common Stock,           Theodore W. Myers (6)                     26,200                 -                    *
 Par Value
 $1.00 Per Share

Common Stock,           Anthony W. Schweiger                      11,319                 -                    *
 Par Value
 $1.00 Per Share

Common Stock,           Samuel L. Torrence (4)                         -                 -                    *
 Par Value
 $1.00 Per Share

Common Stock,           Leonard S. Yurkovic                       19,000            10,000                   1.0%
 Par Value
 $1.00 Per Share

Common Stock,           Ronald J. Semanick (7)                    17,370               625                    *
 Par Value
 $1.00 Per Share

Common Stock,           William J. Casey (7)                       2,500               625                    *
 Par Value
 $1.00 Per Share

Common Stock,           John F. Lehr (7)                           2,500               625                    *
 Par Value
 $1.00 Per Share

Common Stock,           All current directors and
 Par Value                 executive officers as a group
 $1.00 Per Share           (9 persons) (4) (5) (6) (7)           299,213            11,875                  11.2%

--------------------------------------------------

*Represents less than 1%.





                                       6



                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS
                                   (Continued)


(1) Unless otherwise indicated, the address for each stockholder listed on the table is c/o Paragon Technologies, Inc., 600 Kuebler Road, Easton, Pennsylvania 18040.

(2) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of June 12, 2007 (2,769,192) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after June 12, 2007.

(3)  This information is presented in reliance on information disclosed in a
     Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007.

(4) Messrs. Blyskal and Torrence were elected to the Board of Director's of the Company effective February 1, 2007. Messrs. Blyskal and Torrence joined the Company's Board of Director's during a time when the Company's insider trading policy precluded them from acquiring or selling shares of the Company's common stock.

(5) Includes 51,262 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares. Mr. Bradt has 211,000 shares pledged as security for loans.

(6) Includes 2,800 shares held by members of Mr. Myers' immediate family. Mr. Myers disclaims beneficial ownership of such shares.

(7) Includes nonvested shares awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan to Messrs. Semanick (2,500 shares), Casey (2,500 shares), and Lehr (2,500 shares). The nonvested stock grants vest on March 8, 2010, the four-year anniversary of the date of grant.

                              ELECTION OF DIRECTORS


     The Board of Directors recently adopted the following policy with respect to directors standing for election: All members of the Board of Directors shall retire upon attaining seventy-five (75) years of age. The resignation of a member of the Board of Directors shall take effect at the expiration of said individual's then current term of office. In accordance with this new policy, Mr. Bradt is not standing for re-election to the Company's Board of Directors.

     At the meeting, five nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualified.

     If the enclosed proxy is duly executed and received in time for the meeting, the persons named therein will vote the shares represented thereby for the five persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

         Name, Other Positions or Offices With The Company                           Director
           and Principal Occupation for Past Five Years                               Since        Age
--------------------------------------------------------------------------------     --------      ---
Robert J. Blyskal...............................................................       2007         52

Mr. Blyskal is a private investor who from 2004 through his retirement in 2005 served as President and Chief Operating Officer of GSI Commerce,
   Inc., an e-commerce solutions provider that enables various organizations to operate e-commerce businesses. From 2003 to 2004, Mr. Blyskal was a consultant to NeighborCare Pharmacies Inc., a provider of pharmacy services, infusion, medical supplies and equipment, and oxygen and respiratory medications to the long-term care marketplace. From 1993 to 2003, Mr. Blyskal held several executive-level positions, including Executive Vice
   President of Operations and Technology, Senior Vice President of Pharmacy
   Operations, and Vice President and General Manager, at Medco Health
   Solutions, Inc., a pharmacy benefits manager with mail order pharmacy operations.


Theodore W. Myers...............................................................       2002         63

Theodore W. Myers is the Chairman of the Board of the Company, a position he has held since June 2002. Mr. Myers retired from Tucker Anthony Sutro, an investment banking firm, where he was First Vice President and Branch Manager of the Phillipsburg, New Jersey satellite office, where he served from 1991 to 2000.


Anthony W. Schweiger............................................................       2001         65

Anthony W. Schweiger is President and CEO of The Tomorrow Group, LLC, a governance and management consultancy. He is also Chairman and Managing
   Principal of e-brilliance, LLC, an IT consulting firm. Mr. Schweiger's business experience includes governance oversight, capital market management, risk management, technology, and strategic planning.

   Since 1992, he has been a director and Governance Chair of Radian Group Inc., a NYSE traded global provider of credit enhancement products. He also serves on Radian's Compensation and Investment & Finance Committees. Between 2004 and 2005, Mr. Schweiger was a director and Audit Chair and Governance Chair of United Financial Mortgage Corp. In his capacity as a consultant, Mr.
   Schweiger advises various service and technology businesses on governance, operational, and strategic issues.


                                       8



         Name, Other Positions or Offices With The Company                           Director
           and Principal Occupation for Past Five Years                               Since        Age
--------------------------------------------------------------------------------     --------      ---

Samuel L. Torrence..............................................................       2007         56

Samuel L. Torrence  currently  serves as the  President and Chief  Operating
   Officer of Just Born, Inc., a privately owned confectionery manufacturer of hard candy, jellybeans, marshmallows, and other candy products, a position he has held since 2005. Mr. Torrence joined Just Born in 2002 as Executive
   Vice President. From 1993 to 2001, Mr. Torrence held several executive-level positions, including Executive Vice President of Human Resources and
   Administration, Executive Vice President of Administration & Parts
   Operations, Senior Vice President of Total Quality Management, and Vice
   President of Human Resources and Total Quality Management, at Mack Trucks,
   Inc., a manufacturer of heavy- and medium-duty trucks for use in a variety of industries.


Leonard S. Yurkovic.............................................................       2002         69

Leonard S. Yurkovic  returned to the Company as Acting CEO on March 1, 2007. Mr.
   Yurkovic  started with the Company in 1979 as Vice President - Finance.
   Throughout the 1980s, Mr. Yurkovic was appointed to several executive-level positions at the Company, having been named President and Chief Operating
   Officer in 1985, Managing Director of European Operations in 1987,  and then
   President and CEO in 1988. Mr. Yurkovic initially retired from the Company as CEO and a member of the Board of Directors in 1999. Mr. Yurkovic returned to the Company as President and CEO in October 2003 and retired from the Company as President and CEO on December 31, 2005.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   FIVE NOMINEES AS DIRECTORS OF THE COMPANY.

                         ------------------------------

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES


     The Board of Directors performs certain of its functions through committees. Set forth below is description of the functions of those committees and the members of the Board serving on such committees.

     There are four standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Committee on Strategic Alternatives, and the Nominating Committee. The following table lists the current members of each committee:

---------------------------------------------------------------------------------------------------------------------------------
       Audit                         Compensation                    Committee on Strategic             Nominating
     Committee                        Committee                           Alternatives                   Committee
---------------------------------------------------------------------------------------------------------------------------------
Anthony W. Schweiger (Chair)    Anthony W. Schweiger (Chair)        Theodore W. Myers (Chair)      Theodore W. Myers (Chair)
Robert J. Blyskal               L. Jack Bradt                       Robert J. Blyskal              L. Jack Bradt
L. Jack Bradt                   Theodore W. Myers                   L. Jack Bradt                  Anthony W. Schweiger
Theodore W. Myers               Samuel L. Torrence                  Anthony W. Schweiger
                                                                    Leonard S. Yurkovic
---------------------------------------------------------------------------------------------------------------------------------

Audit Committee
---------------
     The Audit Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Audit Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is attached as Appendix D to this Proxy Statement.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent registered public accountants, and provide an open avenue of communication among the independent registered public accountants, financial and senior management, and the Board of Directors. The Audit Committee approves the engagement of the independent registered public accountants and also approves the scope of the annual audit and any non-audit services provided by such independent registered public accountants. It reviews with the independent registered public accountants the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements.

     During the fiscal year ended December 31, 2006, the Audit Committee was comprised of Mr. Schweiger, Chairman, and Messrs. Bradt and Myers. Mr. Blyskal became a member of the Audit Committee in March 2007. Mr. Bradt, is expected to continue to serve on the Audit Committee until his retirement on August 1, 2007. The current members of the Audit Committee are Mr. Schweiger, Chairman, and Messrs. Bradt, Myers, and Blyskal. Each of the members of the Audit Committee is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has further determined that all of the Audit Committee members are "financially literate," and that based on Mr. Schweiger's education, his previous experience as a chief financial officer and chief executive officer, his participation on other audit committees, and his professional experience, Mr. Schweiger is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and, therefore, Mr. Schweiger qualifies as a financially sophisticated audit committee member within the meaning of the rules of the American Stock Exchange. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies.

Compensation Committee
----------------------
     The Compensation Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is attached as Appendix B to this Proxy Statement. The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation, restricted and nonvested stock grants, and incentive stock option awards. During the fiscal year ended December 31, 2006, the Compensation Committee was comprised of Mr. Schweiger, Chairman, and Messrs. Bradt and Myers. Mr. Torrence became a member of the Compensation Committee in March 2007. Mr. Bradt is expected to continue to serve on the Compensation Committee until his retirement on August 1, 2007. The current members of the Compensation Committee are Mr. Schweiger, Chairman, and Messrs. Bradt, Myers, and Torrence.

Committee on Strategic Alternatives
-----------------------------------
     The Committee on Strategic Alternatives' responsibilities include, but are not limited to such matters as assessing alternate uses of capital and studying strategic alternatives to enhance stockholder value. During the fiscal year ended December 31, 2006, the Committee on Strategic Alternatives was comprised of Mr. Myers, Chairman, and Messrs. Bradt and Schweiger, and from August 1, 2006, Mr. Yurkovic. Mr. Blyskal became a member of the Committee on Strategic Alternatives in March 2007. Mr. Bradt is expected to continue to serve on the Committee on Strategic Alternatives until his retirement on August 1, 2007. The current members of the Committee on Strategic Alternatives are Mr. Myers, Chairman, and Messrs. Blyskal, Bradt, Schweiger, and Yurkovic.

     The Company is currently exploring various business strategies designed to enhance the value of the Company's assets for its stockholders. The Company is continuing to evaluate and actively explore a range of possible options, including transactions intended to provide liquidity and maximize stockholder value, and consideration of the acquisition of complementary assets and/or businesses. The Company may not be able to effect any of these strategic options.

Nominating Committee
--------------------
     The Nominating Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Nominating Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on the Company's website, www.ptgamex.com, and is also attached as Appendix C to this Proxy Statement. During the fiscal year ended December 31, 2006, the Nominating Committee was comprised of Mr. Myers, Chairman, and Messrs. Bradt and Schweiger. Mr. Bradt is expected to continue to serve on the Nominating Committee until his retirement on August 1, 2007. The current members of the Nominating Committee are Mr. Myers, Chairman, and Messrs. Bradt and Schweiger, each of whom is independent, as that term is defined in the listing standards of the American Stock Exchange.

     The Nominating Committee functions include establishing the criteria for recommending candidates to the Board for nomination; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board.

     The Nominating Committee has not established specific, minimum qualification standards for nominees to the Board. From time to time, the Nominating Committee may identify certain skills or attributes (e.g., material handling industry experience, technology/ information/data systems experience, financial experience, sales and marketing experience, independence, character, leadership) as being particularly desirable for specific director nominees.

     In the case of potential independent director candidates, such eligibility criteria shall be in accordance with Securities and Exchange Commission and American Stock Exchange rules.

     The Nominating Committee will conduct an annual assessment of the composition of the Board and its committees and review with the Board the appropriate skills and characteristics required of Board members. The Nominating Committee may, in the future, rely upon third-party search firms to identify Board candidates. The Nominating Committee also expects to rely upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential board candidates.

     The Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms. The Nominating Committee has not engaged, or paid any fees to, a search firm in connection with the nomination of any of the directors for election at the Annual Meeting of Stockholders covered by this Proxy Statement; however, during 2006, the Nominating Committee engaged HFC Executive Search, a third party search firm to identify potential Board candidates to be considered for election to the Board. With the assistance of HFC Executive Search in identifying viable candidates to serve as directors of the Company and based on the recommendation of the Nominating Committee, Messrs. Blyskal and Torrence were elected to the Board of Directors of the Company, effective February 1, 2007. Fees paid to HFC Executive Search for professional services rendered during the year ended December 31, 2006 in connection with identifying viable Board candidates totaled approximately $56,000.

     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.

     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2008 Stockholder Proposals."

     Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the 2007 Annual Meeting of Stockholders, the Nominating Committee did not receive any recommendation for a candidate from any stockholder or group of stockholders owning more than 5% of the Company's common stock.

                         ------------------------------


     There were six meetings of the Audit Committee, five meetings of the Compensation Committee, five meetings of the Committee on Strategic Alternatives, and six meetings of the Nominating Committee during the year ended December 31, 2006. Also, the entire Board continues to work together to provide an expanded and ongoing effort relating to the responsibilities of the Committee on Strategic Alternatives. The Board of Directors met eleven times during the year ended December 31, 2006. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served.

     Independent directors meet in executive session (where no members of management shall be present) at least once annually.

     With the exception of Mr. Yurkovic, the Company's Acting CEO, each of the members of the Company's Board of Directors is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission.

Communication with Directors
----------------------------
     The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company's Board of Directors on matters relevant to the Company. Each of the Company's directors is requested to personally attend the Annual Meeting of Stockholders. All of the Company's directors attended the Company's 2006 Annual Meeting of Stockholders and are expected to attend the 2007 Annual Meeting of Stockholders. In addition, stockholders may, at any time, communicate in writing with the Chairman of the Nominating Committee, or non-management directors as a group, by sending such written communication to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, (fax (610) 252-3102).

     Copies of written communications received at such address will be provided to the Chairman of the Nominating Committee or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business, or communications that relate to improper or irrelevant topics.

                         ------------------------------


                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $24,000 and $12,000, respectively; a fee of $1,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; and a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company.

     The Chairman of the Audit Committee receives an annual retainer of $5,000, and directors are paid for serving on Committees of the Board of Directors. Non-employee directors serving on Committees of the Board of Directors receive meeting fees of $1,500 for Audit Committee Meetings and $1,000 for all other Committee Meetings of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

     Under the Company's 1997 Equity Compensation Plan, directors are eligible to receive grants of stock options at the discretion of the Company's Board of Directors. No grant of stock options was made to any of the directors in 2006. However, in September 2006 the Board of Directors approved a change in director compensation under which non-employee directors will receive an annual grant of restricted stock units beginning in 2007, providing the stockholders approve the 2007 Equity Incentive Plan at this annual meeting of stockholders, equal to $7,500 based on the closing price of the Company's common stock on the date of the annual grant. On the grant date, each non-employee director will receive the number of shares equal to the amount of the grant ($7,500) divided by the closing stock price on the date of grant. It is the intent of the Board of Directors to make the restricted stock unit award grants on the date of the Board of Director's first regular meeting each year.

                                              DIRECTOR COMPENSATION TABLE
                                          FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
                                                                               Change in
                                                                             Pension Value
                                                                                 and
                           Fees                                              Nonqualified
                         Earned or                           Non-Equity        Deferred
                          Paid in     Stock     Option     Incentive Plan    Compensation      All Other
                           Cash       Awards    Awards      Compensation       Earnings       Compensation        Total
      Name                  ($)        ($)      ($) (1)         ($)              ($)              ($)              ($)
--------------------------------------------------------------------------------------------------------------------------
L. Jack Bradt           $  42,000       -          -             -                -                -           $  42,000
Theodore W. Myers          54,000       -        1,711           -                -                -              55,711
Anthony W. Schweiger       47,000       -          -             -                -                -              47,000
Leonard S. Yurkovic        34,000       -        2,862           -                -                -              36,862
                       ---------------------------------------------------------------------------------------------------
  Total                 $ 177,000       -        4,573           -                -                -           $ 181,573
                       ===================================================================================================
--------------------------------------------------------------------------------------------------------------------------

(1) This column includes the expense recognized during the year ended December 31, 2006 associated with the grant date fair value of stock options awarded during the second quarter of 2002.

     Options outstanding at December 31, 2006, all of which are exercisable, pertaining to the Company's directors are as follows:

--------------------------------------------------------------------------------------------------------------------
                                              Number of             Number of
                                             Securities            Securities
                                             Underlying            Underlying
                                             Unexercised           Unexercised
                                               Options               Options            Option
                                                 (#)                   (#)             Exercise          Option
                             Grant          ----------------------------------          Price          Expiration
      Name                   Date          Exercisable (1)        Unexcisable            ($)              Date
--------------------------------------------------------------------------------------------------------------------
 L. Jack Bradt                 -                  -                     -                 -                 -
 Theodore W. Myers          4/10/02            10,000                   -                8.27            4/10/07
 Anthony W. Schweiger          -                  -                     -                 -                 -
 Leonard S. Yurkovic        6/20/02            10,000                   -                8.12            6/20/07
--------------------------------------------------------------------------------------------------------------------

(1) This column includes the stock options awarded during 2002 under the Company's 1997 Equity Compensation Plan. The options have a term of five years and vest in four equal annual installments beginning on the first anniversary of the date of grant. Thus, at the end of four years the options are fully exercisable. The option exercise price is based on the closing market price of the Company's common stock on the grant date. The grant date fair value of the options awarded during 2002 to Messrs. Myers and Yurkovic were $25,000 and $24,300, respectively.

                         -----------------------------


NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH ON PAGE 30 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          REPORT OF THE AUDIT COMMITTEE


     The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for Audit Committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the American Stock Exchange. The Audit Committee acts under a Charter adopted by the Board. A copy of the Charter is attached to this Proxy Statement as Appendix D.

     Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP, the Company's independent registered public accountants, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP matters required to be discussed by all relevant professional and regulatory standards. KPMG LLP also provided to the Audit Committee the letter and written disclosures required by all relevant professional and regulatory standards, and the Audit Committee discussed with KPMG LLP the matter of the firm's independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

                                   Current Members of the Audit Committee:
                                      Anthony W. Schweiger, Chairman
                                      Robert J. Blyskal
                                      L. Jack Bradt
                                      Theodore W. Myers

                         -----------------------------


                             EXECUTIVE COMPENSATION

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently comprised of Mr. Schweiger, Chairman, and Messrs. Bradt, Myers, and Torrence. Mr. Torrence became a member of the Compensation Committee in March 2007. Mr. Bradt is expected to continue to serve on the Compensation Committee until his retirement as a director of the Company on August 1, 2007. Mr. Bradt was formerly the CEO of the Company until his retirement from that position in 1987. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      COMPENSATION DISCUSSION AND ANALYSIS


1.   Executive Compensation Program Philosophies and Objectives
     ----------------------------------------------------------

     Paragon's executive compensation program is based on the following philosophies and objectives:

     o The Compensation Committee (for purposes of this Executive Compensation section, the "Committee") of the Board of Directors is responsible for establishing the Company's executive compensation program, subject to final approval by the Company's Board of Directors;

     o The executive compensation program should enable Paragon to attract, retain, and motivate individuals with the skills and talent necessary to provide a meaningful contribution to Paragon while reinforcing Paragon's culture and desired behaviors;

     o The executive compensation program should remain competitive with industry and similar sized company compensation programs. To that end, the program should provide "median rewards for median performance" and "superior rewards for superior performance" when measured against appropriate Company targets and comparative groups;

     o Accountability for performance is essential in aligning an executive's interest with those of Paragon's stockholders. Therefore, an executive's compensation package should be largely based on the Company's achievement of specified financial and stockholder return objectives as well as the executive's achievement of specified individual objectives;

     o The executive compensation program should take into account internal equity among the executive officer group;

     o Executive compensation should be delivered in a mixture of base salary, cash incentive, equity, and health and welfare programs that are effective in retaining high performing executive officers while motivating them to achieve current year business objectives as well as to deliver long-term goals. Equity ownership is viewed as a critical component to assure that the executives' Company financial interests are closely aligned with those of the Company stockholders; and

     o The executive compensation program should promote collaboration and teamwork across the Company.

     The Committee selects compensation elements for its executive compensation program with these philosophies and objectives in mind. The executive compensation program reflects that the Company operates with a small team of executives. The executives are given significant and extensive responsibilities that encompass both the Company's strategic plan and direct day-to-day activities in sales, finance, customer communications, product development, marketing, manufacturing, and other similar activities. Additionally, the Committee regularly reviews overall Company performance and individual executive contributions, performance, leadership traits, and representation of the Company.

     Although the Committee believes that employment contracts do not ensure or guarantee that executives' efforts, attention, and commitment are aligned with maximizing the success of the Company and stockholder value, it is recognized that under certain circumstances these contracts are necessary. Currently, there are no employment contracts with any of the executives. The Committee continues to be diligent in considering when employment contracts are necessary and in the best interest of the Company and the Company's stockholders.

2.   Executive Compensation Program Process and Oversight
     ----------------------------------------------------

     The Committee provides advice, direction, and oversight responsibility for the compensation and human resources programs, processes, and functions of Paragon, including establishing a mandatory retirement age for executives and directors. The Committee has the sole authority at the Company's expense, to engage and terminate consulting firms and legal counsel, as the Committee deems advisable, to advise the Committee with respect to executive compensation and human resource matters, including the sole authority to approve the consultant's fees and other engagement terms.

     Paragon's Board of Directors has delegated to the Committee the following responsibilities and authority:

     o The Committee is responsible for developing and endorsing the executive compensation program philosophies and objectives discussed above;

     o   With respect to Paragon's Chief Executive Officer ("CEO"), the
         Committee:

         - Reviews and approves corporate goals and objectives relevant to the compensation of the CEO, annually evaluates the CEO's performance in light of these goals and objectives, and communicates the results to the CEO and the full Board;

         - Recommends (for approval by the independent directors) the CEO's compensation levels (including base salary, cash incentive and equity compensation, and other direct and indirect benefits) based on its evaluation of the CEO; and

         - Considers, among other items, Paragon's performance and relative stockholder return and the value of total compensation to CEO's at comparable companies.

     o The Committee approves compensation for executives below the level of CEO, including, if applicable, new and amended employment and severance agreements for these executives;

     o The Committee assists the Board of Directors in establishing and periodically updating appropriate base salary, cash incentive, and equity compensation plans;

     o The Committee administers these plans in order to attract, retain, and motivate skilled and talented executives and to align such plans with Paragon's financial performance, business strategies, and growth in stockholder value;

     o The Committee provides necessary determinations in connection with executive compensation to qualify for tax deductions in excess of limitations under applicable regulations, including section 162(m) of the Internal Revenue Code as applicable; and

     o The Committee guides the Board of Directors regarding all elements of appropriate director compensation and human resource matters, including establishing appropriate retirement policies.

     The Committee recognizes the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs and has taken steps that significantly enhance the Committee's ability to effectively carry out its responsibilities and ensure that Paragon's compensation and benefit programs further the philosophies and objectives set forth above. Among other things, the Committee has taken the following actions:

     (1) retained Aon Consulting ("Aon"), independent compensation consultant, in 2005 to advise the Committee on executive compensation and reward issues; and

     (2) implemented a more robust executive performance management process, including annual management-based objectives ("MBOs"), which are reviewed and approved by the Committee, to strengthen the link between executive pay and performance.

     Management's participation in the compensation process is critical in creating an equitably tailored program that is both effective in motivating the executive team and in ensuring that the process appropriately reflects Paragon's culture and current strategies. Each year, Paragon's executives are required to develop a new set of MBOs for themselves and their respective areas of responsibility, consisting of both qualitative and quantitative goals. They are also required to review them with Paragon's CEO. These MBOs must be approved by the CEO and serve as a basis for measuring the amount of cash and equity incentive awards to which each executive is entitled. The process and timing for setting these objectives and assessing performance against these objectives are discussed in detail below.

     The Committee uses the following resources, processes, and procedures to help it effectively perform its responsibilities:

     o Executive sessions, without management present, to discuss various compensation matters, including the compensation of the CEO;

     o Executive sessions with the CEO present to discuss recommendations of the CEO pertaining to executive compensation;

     o An independent executive compensation consultant who advises the Committee from time to time on compensation matters; and

     o A periodic review of all executive compensation and benefit programs for competitiveness, reasonableness, and cost-effectiveness.

     The Committee believes that the total compensation provided to the Company's executives is reasonable and meets the philosophies and objectives of the compensation program for the Company's executives.

Compensation Surveys and Benchmarking
     From time to time, the Committee periodically reviews surveys and benchmarking data consisting of total compensation and each of its three elements: base salary, cash incentive, and equity compensation. In determining 2006 executive compensation, the Committee targeted executive compensation for executives, at the lower end of the competitive range of survey data of companies from nationally recognized executive compensation surveys.

Principal Components of Executive Compensation
     In the past, executives have been primarily compensated by a combination of base salary and discretionary incentives. The Company is deliberately moving to a managed program more consistent with the stated compensation philosophies and objectives. In the future, executives' total compensation will be more heavily weighted towards performance-based, variable compensation, with annual base salary ranging from 50% to 75% of a Named Executive's total compensation package. Equity compensation grants, currently consisting of stock options and nonvested stock, are awarded as part of a long-term incentive plan, which aligns the equity compensation component with the returns delivered to stockholders over time.

     Although the Committee has not established specific ratios for each of the principal compensation components, it strives to maintain a reasonable and competitive balance between cash and equity compensation components. For compensation setting purposes, each executive is considered individually; however, the same considerations apply to all executives. In setting base salary, the primary factors are the scope of the executive's duties and responsibilities, the executive's performance of those duties and responsibilities, and a general evaluation of the competitive market conditions for similar executives with each of the Company's respective executive's experience.

     The Company also compensates its executives with other customary benefits such as medical coverage, group life insurance, travel accident insurance, disability coverage, and a defined contribution retirement savings plan. The Company does not provide significant perquisites or post-retirement benefits to its executives, such as a defined benefit pension plan.

Base Salary
     The Committee provides base salaries to executive officers to attract and retain talent, provide competitive compensation for the performance of the executives' basic job duties and responsibilities, and recognize individual contributions to the Company's financial performance. The Committee generally targets base salary levels to be at the lower end of the competitive range and, therefore, base salaries are not intended to exceed the median of market data provided by the Company's compensation consultant. Base salaries may be adjusted at the discretion of the Board of Directors based on the recommendation of the Committee. Based on recommendations of the CEO and the Committee's review of the applicable compensation survey data, as discussed above, base salaries of all executive officers for 2006 were set at levels at the lower end of the competitive range. The Committee typically recommends and the Board of Directors sets base salaries at these levels due to differences in revenue size among the companies included in the published survey sources. The Committee believes that the base salaries paid to the Company's executive officers are reasonable and are the primary component of the Company's compensation program.

     On January 1, 2006, Mr. Hoffner was hired as the Company's President and CEO at a salary of $200,000 per annum and subsequently reduced to $155,000. The salary paid to Mr. Hoffner was arrived at through negotiations with Mr. Hoffner and was subsequently adjusted to be equal to the salary paid to each of Messrs. Casey and Lehr, two of the Company's principal executives. On March 1, 2007, Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company. Mr. Yurkovic returned to the Company as Acting CEO on March 1, 2007 at a base salary of $10,500 per month and is not eligible for director compensation while in this position. The salary paid to Mr. Yurkovic was arrived at through negotiations with Mr. Yurkovic.

     Changes, if any, to base salaries for all employees generally will take effect on March 1; however, base salaries of executives are also reviewed at the time of a promotion or other change in responsibilities. In connection with his change in responsibilities and promotion to Vice President of the Company, effective November 14, 2005, Mr. Lehr received an increase of $5,000 in base salary, bringing his base salary to $155,000. In connection with his change in responsibilities and promotion to Executive Vice President of the Company, effective November 14, 2005, Mr. Casey received an increase of $15,000 in base salary, bringing his base salary to $155,000. Also, effective March 1, 2007, in connection with his change in responsibilities and promotion to President and Chief Operating Officer ("COO") of SI Systems, Mr. Casey received an increase of $20,000 in base salary, bringing his base salary to $175,000. During 2006, Mr. Semanick received no increase in base salary and his base salary remains at $124,373, the per annum rate of pay that was set on March 1, 2005.

Bonus Awards
     While the Company implements a more managed program for executive compensation, it has utilized discretionary cash bonus awards to recognize the contributions of selected executives based on the Board of Directors' judgment of the executive's overall performance. When appropriate, the Committee recommends the recipients and amounts of these discretionary cash bonus awards each year for approval by the Board of Directors. Discretionary cash bonuses may vary among executives, with no one executive guaranteed a minimum cash bonus amount. On December 19, 2006, discretionary cash bonus awards were recommended by the Committee and, subsequently approved by the Board of Directors, for Messrs. Casey and Semanick in the amounts of $10,000 and $5,000, respectively, for their overall personal performance and contributions to the business during 2006. This cash bonus was relevant to the particular executive's job responsibilities and duties, including but not limited to leadership, long-term performance, mentoring skills, and other intangible qualities that contribute to corporate and individual success.

Equity Awards
     The Committee believes that equity awards are an important component of the Company's compensation program because they have the effect of retaining executives and aligning executives' financial interests with the interests of stockholders. The Company's current policy is to grant equity awards to executives and directors and, if applicable, other key employees. The Board of Directors does not look specifically at stock ownership or equity awards granted in prior years in setting equity awards for the current year.

     During 2006, the two types of equity awards granted to executives were stock options and nonvested stock. These types of equity awards were selected to provide a program that focuses on aspects of performance such as stock price appreciation, total return to stockholders, and financial performance. The total number of stock options and nonvested shares granted to each executive were delivered equally by each type. However, the grant date fair value of the awards granted to each executive was weighted differently for the two types, with approximately 20% of the grant date fair value of the total equity awards in medium-term compensation such as stock options which vest in four equal annual installments beginning on the first anniversary of the date of grant, and approximately 80% of the grant date fair value of the total equity awards in longer-term compensation such as nonvested stock which vest on the four-year anniversary of the date of grant. During 2006, equity awards were granted to executives based on position rate whereby the President and CEO received 40% of the equity awards and each of the other three executives received 20% of the equity awards. The Committee and the Board of Directors has discretionary authority to adjust the relative type and mix of equity awards.

Stock Options
     Stock options provide the Company's executives with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. All stock options granted to executives in 2006 were granted from the Company's 1997 Equity Compensation Plan. Some of the features of the stock options granted during 2006 include:

     o   The term of each grant does not exceed seven years;

     o Options vest in four equal annual installments beginning on the first anniversary of the date of grant; and

     o The exercise price is equal to the closing market price on the date of grant.

     The Company uses stock options as a long-term incentive because stock options focus the executive team on increasing longer-term value for stockholders. For additional information concerning the timing of grants of stock options, please see "The Company's Practices with Respect to the Granting of Equity Awards" below. On March 8, 2006, stock options were awarded to each of the executives named in the Summary Compensation Table: Mr. Hoffner (5,000 stock options), Mr. Semanick (2,500 stock options), Mr. Casey (2,500 stock options), and Mr. Lehr (2,500 stock options). No directors or other employees of the Company received any stock option grants during 2006.

Stock Awards
     Nonvested stock awards provide the Company's executives with the opportunity to maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. All nonvested shares granted to executives in 2006 were granted from the Company's 1997 Equity Compensation Plan. Nonvested stock awards are "time-based" and vest on the four-year anniversary of the date of grant. In order for the nonvested stock to vest and, thus be earned, the executive must remain employed by the Company at the time of vesting.

     The Company uses nonvested stock as a long-term incentive because stock ownership focuses the executive team on increasing longer-term value for stockholders. For additional information concerning the timing of grants of nonvested stock, please see "The Company's Practices with Respect to the Granting of Equity Awards" below. On March 8, 2006, nonvested stock was awarded to each of the executives named in the Summary Compensation Table: Mr. Hoffner (5,000 shares), Mr. Semanick (2,500 shares), Mr. Casey (2,500 shares), and Mr. Lehr (2,500 shares). No directors or other employees of the Company received any nonvested stock grants during 2006.

Other Compensation
     In addition to the compensation described above, executives named in the Summary Compensation Table receive certain other benefits. Such benefits include a monthly auto allowance for executives of $800 for the business usage of personal automobiles and Company contributions under the Company's 401(k) retirement savings plan. Participation in the Company's 401(k) retirement savings plan and Company contributions and benefits related to the retirement savings plan are made available to all of the Company's employees. The costs to the Company associated with providing these benefits for executives named in the Summary Compensation Table are reflected in the "All Other Compensation" column of the Summary Compensation Table.

     The Company also provides other benefits, such as medical coverage, group life insurance, travel accident insurance, and disability coverage, to each executive named in the Summary Compensation Table, which are also provided to all of the Company's employees. The value of these benefits is not required to be included in the Summary Compensation Table because such benefits are made available to all employees. The Company also provides vacation and other paid holidays to all employees, including the executives named in the Summary Compensation Table, which are comparable to those provided by other companies.

Severance
     The Company has an Executive Officer Severance Policy (the "Severance Policy") for an executive without an employment agreement, which applies in the event that an executive is terminated by the Company for reasons other than "cause," as such term is defined in the Severance Policy. The Severance Policy was established to provide a competitive benefit in order to motivate qualified individuals to accept executive positions with the Company. Under the Severance Policy, the CEO will receive 52 week's regular straight-time pay while the other executives will receive one week's regular straight-time pay based on their years of service with the Company in accordance with the following schedule:

----------------------------------------------------------------------------------------------
                                                                                Severance Pay
                  Years of Service                                                 (Weeks)
----------------------------------------------------------------------------------------------
 1 year of service or less                                                         13 Weeks
 Greater than 1 year of service, but less than 7 years of service                  26 Weeks
 Greater than 7 years of service, but less than 14 years of service                39 Weeks
 Greater than 14 years of service or CEO of the Company                            52 Weeks
----------------------------------------------------------------------------------------------

     During the aforementioned severance payout period, the Company will provide the executive continued medical coverage in accordance with the same terms offered during employment. The Company will also provide executive outplacement services for terminated executives. For additional information concerning the Severance Policy, see "Potential Payments upon Termination or Change in Control" below.

Change in Control
     The Company does not have change-in-control agreements with its executives named in the Summary Compensation Table. However, the provisions of the 1997 Equity Compensation Plan applicable to change in control apply to nonvested stock and stock option grants issued under the Company's 1997 Equity Compensation Plan. Upon a change in control, all nonvested shares subject to forfeiture immediately prior to the change in control will become non-forfeitable and the restrictions and conditions on all outstanding nonvested stock shall immediately lapse, and all outstanding stock options shall automatically accelerate and become fully exercisable. For additional information concerning change in control provisions applicable to nonvested stock and stock option grants issued under the Company's 1997 Equity Compensation Plan, see "Potential Payments upon Termination or Change in Control" below.

Financial Restatement
     The Company does not have a formal policy regarding the effects of a financial restatement on incentive compensation. The Company may, to the extent permitted by applicable law, seek recoupment of incentive compensation, if applicable, paid to any executive where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, the executive is found to have engaged in fraud or misconduct that caused or partially caused the need for the restatement, and a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company, to the extent practicable, may seek to recover the amount by which the individual executive's incentive compensation for the relevant period exceeded the payment that would have been made based on the restated financial results.

The Company's Practices with Respect to the Granting of Equity Awards
     Equity awards are granted by the Board of Directors and are based upon the recommendations of the Committee.

     o Timing of Grants. Regularly scheduled meetings of the Board of Directors generally occur in the month of the dissemination of the Company's earnings release for the immediately preceding fiscal quarter. Equity awards are typically granted at one of these regularly scheduled meetings and, as a rule, further grants are not made for the remainder of the year. On limited occasions, grants may occur at other regularly scheduled meetings of the Board of Directors during the year, primarily for approving a compensation package for a newly hired or promoted executive. The timing of such grants is driven solely by the activity related to the need for the hiring or promotion; not the price of the Company's common stock or the timing of any news release of Company information.

     o Option Exercise Price. The exercise price of a newly granted stock option is the closing price on the American Stock Exchange on the date of grant.

Stockholding Guidelines
     The Committee also believes that it is in the best interests of stockholders for the Company's directors and executives to own a minimum required amount of the Company's common stock, thereby aligning their interests with the interests of stockholders. Accordingly, on March 8, 2006, the Board of Directors implemented stock ownership guidelines applicable for all of the Company's directors and executives. The current stock ownership guidelines are as follows:

     o The CEO of the Company is required to own at least 15,000 shares of the Company's common stock and all other executives and directors of the Company are required to own at least 10,000 shares of the Company's common stock.

     o Directors of the Company are required to make an investment in the Company's common stock prior to or at the time of their election or appointment to the Company's Board of Directors, as long as such purchases do not violate the Company's insider trading policy.

     o The common stock ownership requirement may be reached over a time period not exceeding the later of (1) five years from the March 8, 2006 policy inception date, or (2) five years from the date the director or executive begins his or her tenure as a director or executive with the Company.

Securities Trading Policy
     Directors, executives, and employees of the Company may not engage in any transaction in which they may profit from short-term speculative swings in the value of the Company's securities. This prohibition includes "short sales" (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or "short sales against the box" (selling owned, but not delivered securities), and other hedging transactions designed to minimize an individual's risk inherent in owning the Company's common stock. In addition, the securities trading policy is designed to ensure compliance with all insider trading rules.

Perquisites
     The Company does not provide significant perquisites to its executives, nor does it have an executive perquisite program. The Board of Directors and the Committee believe that providing significant perquisites to executives would not be consistent with the Company's overall compensation philosophies and objectives because awarding such perquisites do not necessary align an executive's interest with long-term stockholder value.

Tax Implications of Executive Compensation
     Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 in compensation per year on the amount that the Company may deduct with respect to each of its Named Executives. The limitation does not apply to compensation that qualifies as "performance-based compensation" or falls within other exceptions provided in the statute. Awards under the Company's 1997 Equity Compensation Plan may be made on terms that will qualify for exception from the deductibility limit. However, the Committee retains the discretion to approve elements of compensation for specific executives in the future that may not be fully deductible when the Committee deems the compensation appropriate in light of its philosophies and objectives. The Committee believes that all compensation paid to the executives in 2006 did not exceed the deductible limit and will be deductible for federal income tax purposes.


3.   Report of the Compensation Committee
     ------------------------------------

     The Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2006 required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis for the year ended December 31, 2006 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and in this Proxy Statement.

                                 Current Members of the Compensation Committee:
                                     Anthony W. Schweiger, Chairman
                                     L. Jack Bradt
                                     Theodore W. Myers
                                     Samuel L. Torrence

     Mr. Torrence became a member of the Compensation Committee in March 2007.

     Set forth below is certain information relating to compensation received by the Company's Principal Executive Officer or PEO (its CEO), Principal Financial Officer or PFO (its Chief Financial Officer), and other most highly compensated executives of the Company in 2006 (collectively, the "Named Executives"). No executive has an employment agreement with the Company.


                                                  SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                                                    Stock          Option        All Other
    Name and                             Salary        Bonus        Awards         Awards      Compensation       Total
Principal Positions          Year        ($) (1)        ($)         ($) (2)        ($) (3)        ($) (4)          ($)
----------------------------------------------------------------------------------------------------------------------------
Principal Executive
-------------------
Officer
-------
Joel L. Hoffner              2006        155,000          -         10,427          2,709         13,800          181,936
  President and
  CEO (5)

Principal Financial
-------------------
Officer
-------
Ronald J. Semanick           2006        124,373        5,000        5,214          1,354         14,575          150,516
  Vice President -
  Finance, Chief
  Financial Officer,
  and Treasurer

William J. Casey             2006        155,000       10,000        5,214          1,354         15,800          187,368
  Executive Vice
  President (6)

John F. Lehr                 2006        155,000          -          5,214          1,354          9,600          171,168
  Vice President
----------------------------------------------------------------------------------------------------------------------------

(1) This column includes employee pre-tax contributions to the Company's 401(k) retirement savings plan.

(2) This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R) pursuant to the Company's 1997 Equity Compensation Plan and, therefore, includes amounts from awards granted in and, if applicable, prior to 2006. See the "Grants of Plan-Based Awards Table" for information on nonvested stock granted to the Company's Named Executives in 2006. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive.

(3) This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R) pursuant to the Company's 1997 Equity Compensation Plan and, therefore, includes amounts from awards granted in and, if applicable, prior to 2006. See the "Grants of Plan-Based Awards Table" for information on stock options granted to the Company's Named Executives in 2006. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executives. The assumptions used in the calculation of these amounts are described in Note 5 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.





                                       24



(4)  This column includes the following additional compensation:

    ----------------------------------------------------------------------------
                                                     Company         All Other
                                       Auto       Contributions     Compensation
                                     Allowance    to 401(k) Plan       Total
         Name               Year      ($) (a)        ($) (b)            ($)
     ---------------------------------------------------------------------------
     Joel L. Hoffner        2006       9,600          4,200            13,800

     Ronald J. Semanick     2006       9,600          4,975            14,575

     William J. Casey       2006       9,600          6,200            15,800

     John F. Lehr           2006       9,600            -               9,600
     ---------------------------------------------------------------------------

     (a) This column includes monthly auto allowance of $800 for the business usage of personal automobiles.

     (b) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) retirement savings plan pertaining to basic, matching, and profit sharing contributions. For further information, please refer to the Company's "Employee Benefit Plans" in Note 6 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

(5) Mr. Hoffner became President and CEO of the Company on January 1, 2006 and resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007.

(6) Mr. Casey rejoined the Company on December 29, 2003 and became Executive Vice President of the Company on October 14, 2005. Mr. Casey was appointed President and COO of SI Systems effective March 1, 2007, at which time his base salary was increased to $175,000.

                         ------------------------------


                                        GRANTS OF PLAN-BASED AWARDS DURING THE YEAR ENDED
                                                       DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
                                                       All Other      All Other       Exercise
                                                         Stock         Option            or                      Grant Date
                                                        Awards:        Awards:          Base                     Fair Value
                                                       Number of      Number of         Price       Closing          of
                                                       Shares of     Securities          of         Price on     Stock and
                                                        Stock or     Underlying        Option        Grant         Option
                          Grant         Approval         Units         Options         Awards         Date         Awards
    Name                   Date           Date          (#) (1)        (#) (2)       ($/Sh) (3)    ($/Sh) (4)      ($) (5)
----------------------------------------------------------------------------------------------------------------------------
Joel L. Hoffner          3/8/2006       3/8/2006         5,000            -               -           10.01        50,050
                         3/8/2006       3/8/2006           -            5,000           10.01         10.01        13,000

Ronald J. Semanick       3/8/2006       3/8/2006         2,500            -               -           10.01        25,025
                         3/8/2006       3/8/2006           -            2,500           10.01         10.01         6,500

William J. Casey         3/8/2006       3/8/2006         2,500            -               -           10.01        25,025
                         3/8/2006       3/8/2006           -            2,500           10.01         10.01         6,500

John F. Lehr             3/8/2006       3/8/2006         2,500            -               -           10.01        25,025
                         3/8/2006       3/8/2006           -            2,500           10.01         10.01         6,500
----------------------------------------------------------------------------------------------------------------------------

(1) This column shows the number of nonvested shares granted to the Named Executives in 2006 under the Company's 1997 Equity Compensation Plan. The nonvested stock grants vest on March 8, 2010, the four-year anniversary of the date of grant.

(2) This column shows the number of options granted to the Named Executives in 2006 under the Company's 1997 Equity Compensation Plan. The options have a term of seven years and vest in four equal annual installments beginning on the first anniversary of the date of grant. Thus, at the end of four years the options are fully exercisable.

(3) This column shows the exercise price for the stock options granted on March 8, 2006, which was the closing price of the Company's common stock on that day.

(4) This column shows the closing market price of the Company's common stock on March 8, 2006.

(5) This column shows the full grant date fair value of nonvested shares and options under SFAS No. 123R granted to the Named Executives in 2006. Generally, the full grant date fair value is the amount that the Company would expense in its consolidated financial statements over the award's vesting schedule. For nonvested shares, fair value is calculated using the closing price of the Company's common stock on the grant date of $10.01. For stock options, fair value is calculated using the Black Scholes value on the grant date of $2.60. The fair value shown for option awards are accounted for in accordance with SFAS No. 123R. For additional information on the assumptions used in the calculation of this amount, please refer to
     Note 5 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executives.


                                         OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------------
                           Number of          Number of                                                     Market
                          Securities         Securities                                     Number of      Value of
                          Underlying         Underlying                                     Shares or     Shares or
                         Unexercised         Unexercised                                     Units of      Units of
                           Options             Options           Option                     Stock That    Stock That
                             (#)                 (#)            Exercise      Option         Have Not      Have Not
                      -------------------------------------      Price      Expiration       Vested        Vested
     Name                 Exercisable       Unexcisable (1)        ($)          Date         (#) (2)       ($) (3)
---------------------------------------------------------------------------------------------------------------------
Joel L. Hoffner               -                5,000              10.01        3/8/13          5,000        28,150
Ronald J. Semanick            -                2,500              10.01        3/8/13          2,500        14,075
William J. Casey              -                2,500              10.01        3/8/13          2,500        14,075
John F. Lehr                  -                2,500              10.01        3/8/13          2,500        14,075
---------------------------------------------------------------------------------------------------------------------

(1) This column includes the stock options awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan. The options have a term of seven years and vest in four equal annual installments beginning on the first anniversary of the date of grant. Thus, at the end of four years the options are fully exercisable. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner's 5,000 options terminated on May 30, 2007.

(2) This column includes the nonvested stock awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan. The nonvested stock grants vest on March 8, 2010, the four-year anniversary of the date of grant. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner forfeited his 5,000 shares of nonvested stock.

(3) The market value of shares of stock that have not vested was based on the closing market price of the Company's common stock on December 31, 2006 of $5.63 per share.

                                         OPTION EXERCISES AND STOCK VESTED IN THE YEAR ENDED
                                                         DECEMBER 31, 2006
    --------------------------------------------------------------------------------------------------------------
                                               Option Awards                           Stock Awards
                            ------------------------------------------  ------------------------------------------
                              Number of Shares         Value Realized     Number of Shares        Value Realized
                            Acquired on Exercise        on Exercise     Acquired on Vesting         on Vesting
          Name                      (#)                     ($)                 (#)                    ($)
    --------------------------------------------------------------------------------------------------------------
    Joel L. Hoffner                -                         -                   -                      -
    Ronald J. Semanick           2,535 (1)                 2,763                 -                      -
    William J. Casey               -                         -                   -                      -
    John F. Lehr                   -                         -                   -                      -
    --------------------------------------------------------------------------------------------------------------

    (1)  On August 1, 2006, the Company received 2,213 shares of its common stock with a market price of $8.59 per share as payment by Mr. Semanick for the exercise of 2,535 options with an exercise price of $7.50. The transaction was made in connection with the Company's 1997 Equity Compensation Plan and was approved by the Board of Directors on August 1, 2006.

                                         PENSION BENEFITS TABLE
------------------------------------------------------------------------------------------------------------
                                                             Present Value
                                  Number of Years           of Accumulated             Payments During Last
                   Plan           Credited Service              Benefit                    Fiscal Year
     Name          Name                 (#)                      ($)                           ($)
------------------------------------------------------------------------------------------------------------
                      This table has been omitted because it is not applicable to the Company and its Named Executives.

------------------------------------------------------------------------------------------------------------

                                               NONQUALIFIED DEFERRED COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                         Registrant             Aggregate
                 Executive            Contributions in           Earnings              Aggregate
               Contributions               Last               in Last Fiscal          Withdrawals/      Aggregate Balance at
             in Last Fiscal Year        Fiscal Year                Year              Distributions      Last Fiscal Year-End
   Name             ($)                     ($)                     ($)                   ($)                    ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                   This table has been omitted because it is not applicable to the Company and its Named Executives.

------------------------------------------------------------------------------------------------------------------------------------

                         ------------------------------


         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
                             AS OF DECEMBER 31, 2006

     The information below describes and estimates certain compensation that would become payable under existing plans and arrangements if the Named Executive's employment had terminated on December 31, 2006, given the Named Executive's compensation and, if applicable, based on the Company's closing stock price on that date. These benefits are in addition to benefits available generally to non-executive employees such as Company contributions under the Company's 401(k) retirement savings plan and accrued vacation pay.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Before Change       After Change
                                                                      in Control          in Control
                                                                  ------------------------------------
                                                                     Termination         Termination
                                                                     w/o Cause or        w/o Cause or
                                                                      for Good             for Good                Change in
        Name                      Benefit                              Reason               Reason                  Control
---------------------------------------------------------------------------------------------------------------------------------
Joel L. Hoffner (3)     Severance pay                                 $155,000             $155,000               $      -
                        Outplacement services                           10,000               10,000                      -
                        Health care benefits continuation                8,616                8,616                      -
                        Value of nonvested stock subject
                           to acceleration                               -                    -                     28,150  (1)
                        Value of stock options subject
                           to acceleration                               -                    -                          -  (2)

Ronald J. Semanick      Severance pay                                  124,373              124,373                      -
                        Outplacement services                           10,000               10,000                      -
                        Health care benefits continuation                5,661                5,661                      -
                        Value of nonvested stock subject
                           to acceleration                               -                    -                     14,075  (1)
                        Value of stock options subject
                           to acceleration                               -                    -                          -  (2)

William J. Casey (4)    Severance pay                                  155,000              155,000                      -
                        Outplacement services                           10,000               10,000                      -
                        Health care benefits continuation               12,924               12,924                      -
                        Value of nonvested stock subject
                           to acceleration                               -                    -                     14,075  (1)
                        Value of stock options subject
                           to acceleration                               -                    -                          -  (2)

John F. Lehr            Severance pay                                   77,500               77,500                      -
                        Outplacement services                           10,000               10,000                      -
                        Health care benefits continuation                5,516                5,516                      -
                        Value of nonvested stock subject
                           to acceleration                               -                    -                     14,075  (1)
                        Value of stock options subject
                           to acceleration                               -                    -                          -  (2)
---------------------------------------------------------------------------------------------------------------------------------


                                       28



   (1) On March 8, 2006, the Compensation Committee awarded nonvested stock under the 1997 Equity Compensation Plan to Messrs. Hoffner (5,000 shares), Semanick (2,500 shares), Casey (2,500 shares), and Lehr (2,500 shares). The value associated with the accelerated vesting of nonvested stock has been determined based on the closing market price of the Company's common stock on December 31, 2006 of $5.63 per share.

   (2) The closing market price of the Company's common stock on December 31, 2006 was $5.63 per share, while the exercise price of outstanding stock options is $10.01 per share. Therefore, the stock options are not-in-the-money at December 31, 2006 and would not provide any additional value to the Named Executives.

   (3) Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007 and is no longer eligible for the aforementioned benefits noted in this table.

   (4) Mr. Casey was appointed President and COO of SI Systems effective March 1, 2007 at which time his base salary was increased to $175,000. As a result of the March 1, 2007 increase in Mr. Casey's base salary, the benefit associated with severance pay in this table would amount to $175,000.

                         ------------------------------


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

     On September 20, 2005, the Board of Directors of the Company, upon the recommendation of the Board's Nominating Committee, unanimously voted to elect Mr. Joel L. Hoffner as a Director of the Company to fill the vacancy created by the resignation of Mr. Steven Shulman on August 8, 2005. Mr. Hoffner had been a consultant to SI Handling Systems, Inc. and Paragon Technologies for various marketing and business evaluation assignments from 1995 through 2005. From September 1, 2005 through December 31, 2005, Mr. Hoffner provided consulting services related to the Company's corporate development pursuant to the terms of a consulting agreement by and between the Company and The QTX Group dated September 1, 2005. In consideration for their services, The QTX Group received $7,500 per month and reimbursement for all reasonable and necessary out-of-pocket expenses directly incurred by Mr. Hoffner during the term of his engagement with the Company. The parties terminated the consulting agreement with The QTX Group on January 1, 2006, the time Mr. Hoffner's appointment as President and Chief Executive Officer of the Company became effective. Consulting expenses associated with The QTX Group in the years ended December 31, 2005 and 2004 approximated $44,000 and $10,000, respectively. Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007.

     On November 15, 2005, the Company announced the repurchase of 100,000 shares (or 2.67%) of its common stock in a private sale transaction for $975,000 (or $9.75 per share) from L. Jack Bradt, a member of the Company's Board of Directors at that time. The Company's non-interested Audit Committee members and the Board of Directors approved the repurchase of Mr. Bradt's shares. The closing market price of the Company's common stock on November 14, 2005 was $10.09 per share.

     With the exception of Mr. Yurkovic, the Company's Acting CEO, each of the members of the Company's Board of Directors is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission.


                         ------------------------------

                             STOCK PERFORMANCE CHART


     The following graph illustrates the cumulative total stockholder return on the Company's common stock during the years ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003, and December 31, 2002 with comparison to the cumulative total return on the Amex Composite Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on December 31, 2001 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.





                           [STOCK PERFORMANCE CHART]








                                    12/31/01     12/31/02      12/31/03      12/31/04     12/31/05      12/31/06
                                    --------     --------      --------      --------     --------      --------
Paragon Technologies, Inc.            100            97           111           113          114            64
(1) Peer Group                        100           103           117           146          242           232
Amex Composite Index                  100           100           145           178          220           262

-----------------------------------------------

(1) The self-constructed Peer Group of Construction and Related Machinery Companies includes: A.S.V., Inc., Bolt Technology Corporation, Columbus McKinnon Corporation, Industrial Rubber Products, Inc., Lufkin Industries, Inc., Quipp, Inc., and Tesco Corporation. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

                             PROPOSAL TO APPROVE THE
                           2007 EQUITY INCENTIVE PLAN


Proposal

   At the Annual Meeting, there will be presented to stockholders a proposal to approve the Paragon Technologies, Inc. 2007 Equity Incentive Plan (the "Plan"). The Board of Directors has adopted the Plan subject to stockholder approval. The Board of Directors believes the Plan will help the Company attract, retain, and motivate employees, directors, and key advisors, and will encourage participants to devote their best efforts to the business and financial success of the Company. The Board believes that, by providing employees, directors, and key advisors with the opportunity to acquire an equity interest in the Company, stock options, restricted stock, and other stock-based compensation will serve to align their interests closely with other stockholders. The Company's 1997 Equity Compensation Plan (the "1997 Plan"), which expires in July 2007, has approximately 750,000 shares of Common Stock remaining for issuance pursuant to the terms of the 1997 Plan. The Plan, as proposed, authorizes up to 500,000 shares of Common Stock for issuance pursuant to the terms of the Plan. The principal terms of the Plan are discussed below.

   The Plan is set forth in Exhibit A to this Proxy Statement. The description of the Plan contained herein is qualified in its entirety by reference to Exhibit A.

Description of the 2007 Equity Incentive Plan

   The Plan provides for grants of stock options, restricted stock, restricted stock units, and stock appreciation rights to selected employees (including employees who are also directors) of the Company or its subsidiaries, key advisors (including consultants) who perform valuable services to the Company or its subsidiaries, and non-employee directors of the Company. In addition, the Plan provides for grants of performance units to employees and key advisors. Grants of stock options, restricted stock, restricted stock units, stock appreciation rights, and performance units are referred to collectively as "Grants." The Company intends to file a registration statement on Form S-8 to register the shares of Common Stock issuable under the Plan if the Plan is approved by the stockholders.

   General. Subject to adjustment in certain circumstances as discussed below and to stockholder approval of the Plan, the Plan authorizes up to 500,000 shares of Common Stock for issuance pursuant to the terms of the Plan. If and to the extent Grants under the Plan expire or are terminated for any reason without being exercised, or the shares subject to a Grant are forfeited, the shares of Common Stock subject to such Grant again will be available for grant under the Plan.

   Administration of the Plan. The Plan is administered and interpreted by a committee (the "Committee") of the Board of Directors consisting of not less than two persons appointed by the Board of Directors from among its members, each of whom may be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has the authority to determine (i) the persons to whom Grants may be made under the Plan, (ii) the type, size, and other terms and conditions of each Grant, (iii) the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and (iv) any other matters arising under the Plan. The Committee has full power and authority to administer and interpret the Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The members of the Compensation Committee currently serve as this Committee. See "Election of Directors -- Additional Information Concerning Certain Directors and Committees." Notwithstanding the foregoing, the Board of Directors may ratify or approve Grants, in which case references to the "Committee" shall be deemed to include the Board of Directors.

   Grants. Grants under the Plan may consist of (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Code, (ii) nonqualified stock options that are not intended to so qualify ("NQSOs"), (iii) restricted stock, (iv) restricted stock units, (v) stock appreciation rights ("SARs"), or (vi) performance units.

   Eligibility for Participation. Grants may be made to any employees (including officers and directors) of, or key advisors (including consultants) to, the Company or its subsidiaries and to non-employee directors of the Company. If the Plan is approved by the stockholders, it is anticipated that, as of the effective date, approximately 57 employees and 5 directors (including 4 non-employee directors) will be eligible for Grants under the Plan. During any fiscal year, no participant may receive Grants under the Plan for more than 100,000 shares of Common Stock.

   Options. The exercise price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, except that the exercise price of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiaries may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of Common Stock on the date of grant. The Committee will determine the term of each Option; provided, however, that the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the total voting power of all outstanding stock of the Company or its subsidiaries may not exceed five years from the date of grant. A participant may pay the exercise price (i) in cash, (ii) with the approval of the Committee and ratification by the Board of Directors, by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or (iii) by any other method approved by the Committee. The Committee may permit a participant to instruct the Company to deliver the shares of Common Stock due upon the exercise to a designated broker instead of to the participant.

   Restricted Stock. The Committee may issue shares of Common Stock to participants pursuant to the Plan. Shares may be issued for cash consideration or for no cash consideration, as the Committee determines. The number of shares of Common Stock granted to each participant shall be determined by the Committee, subject to the maximum limit described above. Grants of restricted stock will be made subject to such performance requirements, vesting provisions, transfer restrictions, or other restrictions and conditions as the Committee may determine.

   Restricted Stock Units. The Committee may grant restricted stock units to participants pursuant to the Plan. The number of restricted stock units granted to each participant shall be determined by the Committee, subject to the maximum limit described above. Each restricted stock unit will represent the right to receive from the Company, after fulfillment of any applicable conditions, a distribution from the Company in an amount equal to the fair market value (at the time of distribution) of one share of Common Stock. Distributions may be made in cash and/or shares of Common Stock. Grants of restricted stock units will be made subject to such performance requirements, vesting provisions, transfer restrictions, or other restrictions and conditions as the Committee may determine.

   Stock Appreciation Rights. The Committee may grant SARs alone or in tandem with any stock option pursuant to the Plan. Unless the Committee determines otherwise, the base price of an SAR will be the exercise price of the related stock option or, if there is no related option, the fair market value of a share of Common Stock on the date of grant of the SAR. When the participant exercises an SAR, the participant will receive the amount by which the fair market value of the Common Stock on the date of exercise exceeds the base price of the SAR. The Committee shall determine whether the appreciation will be paid in cash or in shares of Common Stock, or in a combination of the two. To the extent a participant exercises a tandem SAR, the related option shall terminate. Similarly, upon exercise of a stock option, the related SAR, if any, shall terminate.

   Performance Units. The Committee may grant performance units to employees or key advisors. Performance units may be payable in cash or shares of Common Stock at the end of a specified performance period. Payment will be contingent upon achieving performance goals by the end of the performance period. The measure of a performance unit may be based on the fair market value of a share of Common Stock or such other measurement base as the Committee may determine. The Committee will determine the performance criteria, the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made.

   Section 162(m). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration includes amounts received upon the exercise of stock options granted under the Plan and the value of shares received when the shares of restricted stock or restricted stock units became transferable (or such other time when income is recognized). An exception exists, however, for "qualified performance-based compensation." The Plan is intended to allow Grants to meet the requirements of "qualified performance-based compensation."

   Stock options and SARs should generally meet the requirements of "qualified performance-based compensation," if the exercise price is at least equal to the fair market value of the Common Stock on the date of grant and if the Committee meets the Section 162(m) requirements. The Committee may grant performance units, restricted stock, and restricted stock units that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code. In that event, the Committee shall establish in writing the objective performance goals that must be met and other conditions of the award before the beginning of the performance period or during a period permitted by Section 162(m) of the Code. The performance goals may relate to the employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the two. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of performance goals. If restricted stock, restricted stock units, or performance units measured with respect to the fair market value of Common Stock are granted as "qualified performance-based compensation," not more than 100,000 shares of stock may be granted to an employee under the performance units, restricted stock, or restricted stock units for any year of a performance period. If performance units are measured with respect to other criteria, the maximum amount that may be paid to an employee with respect to each year of a performance period is $200,000. At the end of each performance period, the Committee shall certify the results of the performance goals and the extent to which the performance goals have been met.

   Transferability. Grants are generally not transferable by the participant, except in the event of death. However, the Committee may grant NQSOs that allow the participant to transfer the NQSOs on such terms as the Committee deems appropriate.

   Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that the Board of Directors may not, without stockholder approval, make any amendment that requires stockholder approval pursuant to Section 162(m) of the Code. The Plan will terminate on the date immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the stockholders.

   Adjustment Provisions. In the event of certain transactions identified in the Plan, the Committee may appropriately adjust: (i) the maximum number of shares of Common Stock available for Grants and the individual share limits, (ii) the number of shares covered by outstanding Grants, (iii) the kind of shares issued under the Plan and (iv) the price per share or market value of Grants, and such adjustments shall be effective and binding for all purposes of the Plan.

   Change of Control of the Company. In the event of a change of control, unless the Committee determines otherwise, all options, restricted stock, restricted stock units, and SARs will become fully vested, and grantees holding performance units will receive payment in settlement of the units based on the target payment for the performance period and the portion of the performance period that precedes the change of control.

   A change of control shall occur if (i) any person becomes a beneficial owner of more than 50% of the voting power of the Company's securities, (ii) a liquidation or a sale of substantially all the Company's assets occurs, (iii) the Company merges or consolidates with any other corporation where the stockholders of the Company immediately before the transaction will not own more than 50% of the voting power of all securities of the Company immediately after the merger, or (iv) after the Plan is approved by the stockholders, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination of each new director who is not a director at the beginning of the two year period was approved by vote of at least two-thirds of the directors still in office who were directors at the beginning of such period.

   Federal Income Tax Consequences: The current federal income tax treatment of Grants under the Plan is generally described below. Local and state tax authorities may also tax incentive compensation awarded under the Plan, and tax laws are subject to change. Participants are urged to consult with their personal tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

   There are no federal income tax consequences to a participant or to the Company upon the grant of an NQSO under the Plan. Upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

   A participant who is granted an ISO will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income in the year of exercise. A participant who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were transferred to him or her upon exercise of the ISO will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price (or the participant's other tax basis in the shares), and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held his or her shares prior to the disposition.

   A participant normally will not recognize taxable income upon receiving restricted stock or restricted stock units, and the Company will not be entitled to a deduction, until such restricted stock or restricted stock units are transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the restricted stock or restricted stock units are either transferable or are no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares (less any amounts paid for such shares) at that time, and the Company will be entitled to a deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock or restricted stock units are awarded in an amount equal to the fair market value of the shares subject to the restricted stock or restricted stock units Grant (less any amounts paid for such shares) at that time, determined without regard to the restrictions. In such event, the Company generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon subsequent disposition of the shares will be capital gain or loss.

   There are no federal income tax consequences to a participant or to the Company upon the grant of an SAR under the Plan. Upon the exercise of an SAR, if the participant receives the appreciation inherent in the SAR in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives the appreciation in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the exercise of the SAR. Upon the sale of any shares acquired by the exercise of an SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR).

   There are no federal income tax consequences to a participant or to the Company upon the grant of performance units under the Plan. If the participant receives payment of the performance units in cash, the participant will recognize ordinary compensation income in an amount equal to the cash received. If the participant receives payment of the performance units in shares, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares received. The Company generally will be entitled to a corresponding federal income tax deduction at the time of the payment of the performance units. Upon the sale of any shares acquired upon payment of the performance units, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of the payment of the performance units).

   The Company's income tax deduction in any of the foregoing cases may be limited by the $1,000,000 limit of Section 162(m) of the Code if the Grant does not qualify as "qualified performance-based compensation" under Section 162(m) of the Code (see "Section 162(m)" above).

   Tax Withholding. The Company has the right to deduct from all Grants paid in cash or from other wages paid to an employee of the Company, any federal, state, or local taxes required by law to be withheld with respect to Grants, and the participant or other person receiving shares under the Plan will be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such shares. A participant may elect to satisfy the Company's income tax withholding obligation by withholding shares received from the exercise of a stock option, restricted stock, restricted stock units, or a performance unit Grant. The shares withheld may not exceed the participant's minimum marginal tax rate for federal, state, and local tax liabilities.

   Plan Benefits. Because Grants will be made from time to time by the Committee to those persons whom the Committee determines in its discretion should receive Grants, the benefits and amounts that may be received in the future by persons eligible to participate in the Plan are not presently determinable. As of April 13, 2007, the closing market price of the Company's Common Stock as traded on the American Stock Exchange (Amex) was $5.69.


Required Vote of Stockholders
-----------------------------

   The favorable vote of a majority of the votes cast on this proposal is required for approval of the Plan.

   The Board of Directors unanimously recommends a vote FOR approval of the 2007 Equity Incentive Plan.

                         ------------------------------


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


     Selection of the independent registered public accountants is made solely by the Audit Committee. KPMG LLP ("KPMG") served as the Company's independent registered public accountants for 2006 and 2005. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders and will have an opportunity to respond to appropriate questions of stockholders and make a statement if desired to do so.

     Fees for all services provided by KPMG for the fiscal years ended December 31, 2006 and 2005 were as follows:

------------------------------------------------------------------------------------------------
       Category of Services                              2006                         2005
------------------------------------------------------------------------------------------------
Audit fees (1)                                       $  129,800                      142,400
Audit-related fees (2)                                        -                       23,000
                                                    -------------                -------------
   Total audit and audit-related fees                   129,800                      165,400
Tax fees (3)                                             68,150                       92,910
All other fees (4)                                            -                            -
                                                    -------------                -------------
   Total fees                                        $  197,950                      230,310
                                                    =============                =============
------------------------------------------------------------------------------------------------

(1)  Audit Fees
     ----------
     This category includes fees for professional services rendered in connection with the audit of financial statements included in the Company's Form 10-K and review of financial statements included in the Company's Forms 10-Q and all other SEC regulatory filings.

(2)  Audit-Related Fees
     ------------------
     This category includes fees for services rendered in 2005 in connection with due diligence related to the sale of substantially all of the assets and liabilities of Ermanco.


                                       36



(3)  Tax Fees
     --------
     This category includes fees for services rendered in 2006 in connection with tax compliance and tax consultation services related to the Company's annual federal and state tax returns, and in 2005 in connection with tax compliance and tax consultation totaling $52,460 related to the Company's annual federal and state tax returns and due diligence totaling $40,450 related to the sale of substantially all of the assets and liabilities of Ermanco.

(4)  All Other Fees
     --------------
     No other fees were charged by KPMG to the Company in 2006 and 2005 other than those referenced above.

Fee Approval Policy
-------------------
     In accordance with the Company's Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent registered public accountants (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent registered public accountants and the Company's management are required to periodically report to the Audit Committee the extent of services provided by the independent registered public accountants and the fees associated with these services. Specific services being provided by the Company's independent registered public accountants are regularly reviewed in accordance with the pre-approval policy. All services rendered by KPMG are permissible under applicable laws and regulations, and the Audit Committee pre-approved all audit, audit-related, and non-audit services performed by KPMG during 2006.

                         ------------------------------



                           2008 STOCKHOLDER PROPOSALS


     Appropriate stockholder proposals and nominations of directors which are intended to be presented at the 2008 Annual Stockholders' Meeting must be received by the Company no later than February 27, 2008, in order to be included in the 2008 proxy materials.

     With respect to stockholder proposals and nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 2, 2008 or later than September 30, 2008, however, your written notice of intent must be delivered between the 120th day before next year's Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     If the Board of Directors decides to propose, for next year's Annual Meeting, an increase in the number of directors, the advance notice requirements will differ from those described above solely with respect to nominations of individuals for the new position(s) created by the increase if we fail to make a timely public announcement of the proposal. The Company's public announcement must be made as described in the Company's Bylaws. To be considered timely, the Company's first public announcement of such a proposal must be made at least 70 days prior to the first anniversary of the preceding year's Annual Meeting. If the Company fails to meet the applicable deadline for making a timely public announcement and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the 10th day after the Company's first public announcement. Your written notice of intent may nominate individuals only for new position(s) created by the increase, and must contain the information required by the Bylaws.

     The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the stockholder does not give the Company notice of such matter by May 13, 2008. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.

                         ------------------------------


           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's records and other information, the Company believes that in 2006 all of the Company's directors and executive officers met all applicable Section 16(a) filing requirements.

                         ------------------------------


                                  OTHER MATTERS

Expenses of Solicitation
------------------------

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.


Code of Conduct
---------------

     The Company has a Code of Business Conduct and Ethics which can be viewed on the Company's website at www.ptgamex.com. The Company requires all employees, officers, and directors to adhere to this Code in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company's best interests. The Company's Code of Business Conduct and Ethics is intended to comply with Item 406 of the SEC's Regulation S-K and the rules of the American Stock Exchange.

     The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code, which are applicable to all employees. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Business Conduct and Ethics also includes these required procedures.

Other Items of Business
-----------------------

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the Annual Meeting of Stockholders other than those referred to above. If any other matters properly come before the Annual Meeting of Stockholders, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2006. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, PARAGON TECHNOLOGIES, INC., 600 KUEBLER ROAD, EASTON, PA 18040.

                         ------------------------------

                                                                      Appendix A
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.

                           2007 EQUITY INCENTIVE PLAN


         The purposes of the Paragon Technologies, Inc. 2007 Equity Incentive Plan (the "Plan") are to provide (i) designated employees of Paragon Technologies, Inc. (the "Company") and its subsidiaries, (ii) certain Key Advisors and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with an incentive for productivity and to provide those personnel with an opportunity to share in the growth and value of the Company. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

         1.    ADMINISTRATION.
               --------------

               (a)   Committee. The Plan shall be administered and interpreted
                     ---------
by a committee appointed by the Board (the "Committee"). The Committee shall
                                            ---------
consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, notwithstanding
                                       ------------
anything in the Plan to the contrary, the Board may ratify or approve any grants under the Plan. In that event, references in the Plan to the "Committee" shall be deemed to include the Board.

               (b)   Committee Authority. The Committee shall have the sole
                     -------------------
authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size, and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

               (c)   Committee Determinations. The Committee shall have full
                     ------------------------
power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2.    GRANTS.
               ------

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock
                            -----------------------
options as described in Section 5 ("Nonqualified Stock Options") (Incentive
                                    --------------------------
Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 ("Restricted Stock"),
 -------                                                 ----------------
restricted stock units as described in Section 7 ("Restricted Stock Units"),
                                                   ----------------------
stock appreciation rights as described in Section 8 ("SARs"), and performance
                                                      ----
units as described in Section 9 ("Performance Units") (hereinafter
                                  -----------------
collectively referred to as "Grants"). All Grants shall be subject to the terms
                             ------
and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee
      ----------------
shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.    SHARES SUBJECT TO THE PLAN.
               --------------------------

               (a)   Shares Authorized. Subject to the adjustment specified
                     -----------------
below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 500,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any fiscal year shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock, Restricted Stock Units or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. In addition, if and to the extent a Grant is settled for cash, the shares of Company Stock subject thereto will again become available for grant under the Plan. Finally, if any share of Company Stock subject to a Grant is withheld in satisfaction of the exercise price or tax withholding associated with that Grant, that share of Company Stock will again become available for grant under the Plan.

               (b)   Adjustments. In the event of any recapitalization,
                     -----------
reorganization, merger, stock split or combination, stock dividend or other similar event or transaction (including, without limitation, any "corporate transaction," within the meaning of Treasury Regulation ss. 1.424-1(a)(3)), substitutions or adjustments will be made by the Board: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) to the number, class and/or issuer of securities subject to outstanding Grants; and (iii) to the exercise price of outstanding Options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction. For avoidance of doubt, a substitution or adjustment that reflects equitably the effects of a given event or transaction will include (but will not be limited to) any substitution or adjustment consistent with the requirements of Treasury Regulation ss. 1.424-1(a) or any successor provision. Any adjustments determined by the Committee shall be final, binding and conclusive.


         4.    ELIGIBILITY FOR PARTICIPATION.
               -----------------------------

               (a)   Eligible Persons. All employees of the Company and its
                     ----------------
subsidiaries ("Employees"), including Employees who are officers or members of
               ---------
the Board, and all members of the Board who are not Employees ("Non-Employee
                                                                ------------
Directors") shall be eligible to participate in the Plan. Key Advisors and
---------
consultants who perform services to the Company or any of its subsidiaries ("Key
                                                                             ---
Advisors") shall be eligible to participate in the Plan if the Key Advisors
--------
render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

               (b)   Selection of Grantees. The Committee shall select the
                     ---------------------
Employees, Non-Employee Directors, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."
                --------

         5.    GRANTING OF OPTIONS.
               -------------------

               (a)   Number of Shares. The Committee shall determine the number
                     ----------------
of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors. Without limiting the generality of Section 3(a), any or all of the shares of Company Stock reserved for issuance under Section 3(a) may be issued in respect of Incentive Stock Options.

               (b)   Type of Option and Price.
                     ------------------------

                     (i)   Options granted under the Plan may be Incentive
Stock Options or Non-Qualified Stock Options, provided, however, that only Employees are eligible to be granted Incentive Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve.

                     (ii)  The purchase price (the "Exercise Price") of
                                                    --------------
Company Stock subject to an Option shall be determined by the Committee and shall not be less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that any
                                                 -----------------
Incentive Stock Option granted to any Grantee who, at the time the Option is granted, owns more than 10 percent of the voting power of all classes of shares of the Company, its parent or subsidiary will have an Exercise Price per share of not less than 110 percent of Fair Market Value of Company Stock on the date of the grant.

                     (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the NASDAQ Stock Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee in its sole discretion.

               (c)   Option Term. The Committee shall determine the term of
                     -----------
each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

               (d)   Exercisability of Options. Options shall become
                     -------------------------
exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               (e)   Termination of Employment, Disability or Death.
                     ----------------------------------------------

                     (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor, or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability," death, or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                     (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

                     (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                     (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                     (v) For purposes of this Section 5(e) and Sections 6, 7, 8 and 9:

                           (A)   The term "Company" shall mean the
                                           -------
Company and its parent and subsidiary corporations.

                           (B)   "Employed by the Company" shall mean
                                  -----------------------
employment or service as an Employee, Key Advisor, or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor, or member of the Board), unless the Committee determines otherwise.

                           (C)   "Disability" shall mean a Grantee's
                                  ----------
becoming disabled within the meaning of Section 22(e)(3) of the Code.

                           (D)   "Termination for cause" shall mean,
                                  ---------------------
except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

               (f)   Exercise of Options. A Grantee may exercise an Option that
                     -------------------
has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 11) at the time of exercise.

               (g)   Limits on Incentive Stock Options. Each Incentive Stock
                     ---------------------------------
Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

         6.    RESTRICTED STOCK GRANTS.
               -----------------------

         The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director, or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

               (a)   General Requirements. Shares of Company Stock issued or
                     --------------------
transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

               (b)   Number of Shares. The Committee shall determine the number
                     ----------------
of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

               (c)   Requirement of Employment. If the Grantee ceases to be
                     -------------------------
employed by the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

               (d)   Restrictions on Transfer and Legend on Stock Certificate.
                     --------------------------------------------------------
During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 12(a). Any share certificate issued in connection with a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of

Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

               (e)   Right to Vote and to Receive Dividends. Unless the
                     --------------------------------------
Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

               (f)   Lapse of Restrictions. All restrictions imposed on
                     ---------------------
Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.    RESTRICTED STOCK UNITS.
               ----------------------

         Restricted Stock Units may be granted hereunder, subject to such terms and conditions as the Committee may impose. Each Restricted Stock Unit will represent the right to receive from the Company, after fulfillment of any applicable conditions, a distribution from the Company in an amount equal to the Fair Market Value (at the time of the distribution) of one share of Company Stock. Distributions may be made in cash and/or shares of Company Stock. Unless otherwise determined by the Committee, Restricted Stock Units may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. All other terms governing Restricted Stock Units, such as vesting, dividend equivalent rights, time and form of payment and termination of units shall be set forth in the applicable Grant Instrument.

         8.    STOCK APPRECIATION RIGHTS.
               -------------------------

               (a)   General Requirements. The Committee may grant stock
                     --------------------
appreciation rights ("SARs") to an Employee, Non-Employee Director, or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be
-----------------
granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

               (b)   Tandem SARs. In the case of tandem SARs, the number of
                     -----------
SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

               (c)   Exercisability. An SAR shall be exercisable during the
                     --------------
period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

               (d)   Value of SARs. When a Grantee exercises SARs, the Grantee
                     -------------
shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

               (e)   Form of Payment. The Committee shall determine whether the
                     ---------------
appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

         9.    PERFORMANCE UNITS.
               -----------------

               (a)   General Requirements. The Committee may grant Performance
                     --------------------
Units to an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

               (b)   Performance Period and Performance Goals. When Performance
                     ----------------------------------------
Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance
                                          ------------------
goals applicable to the Units ("Performance Goals"), and such other conditions
                                -----------------
of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

               (c)   Payment with respect to Performance Units. At the end of
                     -----------------------------------------
each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

               (d)   Requirement of Employment. If the Grantee ceases to be
                     -------------------------
employed by the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         10.   QUALIFIED PERFORMANCE-BASED COMPENSATION.
               ----------------------------------------

               (a)   Designation as Qualified Performance-Based Compensation.
                     -------------------------------------------------------
The Committee may determine that Performance Units, Restricted Stock or Restricted Stock Units granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 10 shall apply to Grants of Performance Units, Restricted Stock, and Restricted Stock Units that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

               (b)   Performance Goals. When Performance Units, Restricted
                     -----------------
Stock, or Restricted Stock Units that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock or Restricted Stock Units to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target, and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment, or Change of Control, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures.

               (c)   Establishment of Goals. The Committee shall establish the
                     ----------------------
performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

               (d)   Maximum Payment. If Restricted Stock, Restricted Stock
                     ---------------
Units, or Performance Units measured with respect to the fair market value of Company Stock, are granted, not more than 100,000 shares of Company Stock may be granted to an Employee under the Performance Units, Restricted Stock, or Restricted Stock Units for any year in a Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to each year of a Performance Period is $200,000.

               (e)   Announcement of Grants. The Committee shall certify and
                     ----------------------
announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock, Restricted Stock Units, or Performance Units for the Performance Period shall be forfeited.

         11.   WITHHOLDING OF TAXES.
               --------------------

               (a)   Required Withholding. All Grants under the Plan shall be
                     --------------------
subject to applicable federal (including FICA), state, and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state, or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

               (b)   Election to Withhold Shares. If the Committee so permits,
                     ---------------------------
a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock, Restricted Stock Units, or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's minimum marginal tax rate for federal (including FICA), state, and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         12.   TRANSFERABILITY OF GRANTS.
               -------------------------

               (a)   Nontransferability of Grants. Except as provided below,
                     ----------------------------
only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

               (b)   Transfer of Nonqualified Stock Options. Notwithstanding
                     --------------------------------------
the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine, provided that an Option shall not be transferred for consideration (unless the Committee determines otherwise) and a transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         13.   CHANGE OF CONTROL OF THE COMPANY.
               --------------------------------

         As used herein, a "Change of Control" shall be deemed to have occurred if:

               (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company;

               (b) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

               (c) After the date this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         14.   CONSEQUENCES OF A CHANGE OF CONTROL.
               -----------------------------------

               (a)   Notice and Acceleration. Upon a Change of Control, unless
                     -----------------------
the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Stock and Restricted Stock Units shall immediately lapse, and (iv) Grantees holding Performance Units shall receive a payment in settlement of such Performance Units, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

               (b)   Assumption of Grants. Upon a Change of Control where the
                     --------------------
Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

               (c)   Other Alternatives. Notwithstanding the foregoing, subject
                     ------------------
to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable; provided, however, that if the Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs does not exceed the Exercise Price of any such Option or base amount of any such SAR, the Committee may cancel that Option or SAR without payment of any consideration therefor, or
(ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         15.   REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES.
               -----------------------------------------------

         No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         16.   AMENDMENT AND TERMINATION OF THE PLAN.
               -------------------------------------

               (a)   Amendment. The Board may amend, alter or discontinue the
                     ---------
Plan at any time, provided that no amendment, alteration or discontinuation will be made, without the approval of such amendment by the Company's stockholders in a manner consistent with the requirements of Treas. Reg. ss. 1.422-3 (or any successor provision), that would: (i) increase the total number of shares of Company Stock reserved for issuance hereunder (except as otherwise provided in Section 3), or (ii) change the classes of persons eligible to receive Grants.

               (b)   Termination of Plan. The Plan shall terminate on the day
                     -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

               (c)   Termination and Amendment of Outstanding Grants. A
                     -----------------------------------------------
termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 22(a). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(a) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

               (d)   Governing Document. The Plan shall be the controlling
                     ------------------
document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         17.   FUNDING OF THE PLAN.
               -------------------

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         18.   RIGHTS OF PARTICIPANTS.
               ----------------------

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         19.   NO FRACTIONAL SHARES.
               --------------------

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         20.   HEADINGS.
               --------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         21.   EFFECTIVE DATE OF THE PLAN.
               --------------------------

         The Plan will become effective on the date that it is initially approved by the Company's stockholders.

         22.   MISCELLANEOUS.
               -------------

               (a)   Compliance with Law. The Plan, the exercise of Options and
                     -------------------
SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

               (b)   Governing Law. The validity, construction, interpretation
                     -------------
and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

                                                                      Appendix B
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                         COMPENSATION COMMITTEE CHARTER


I.       PURPOSE

         The primary function of the Compensation Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to all types of compensation of the directors, officers, and employees of the Corporation.

         The Compensation Committee's compensation policies with respect to the Corporation's executive officers are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Corporation, align the interests of the Corporation's management with the interests of its stockholders, and that a portion of executive officers' compensation should provide long-term incentives. The Compensation Committee seeks to have executive compensation set at levels that are sufficiently competitive so that the Corporation may attract, retain, and motivate high quality executives to contribute to the Corporation's success. In assessing overall compensation for executive officers, the Compensation Committee considers the Corporation's performance and industry position, general industry data, and the recommendations of third-party consultants.


II.      COMPOSITION

         The Compensation Committee consists of two or more independent members of the Board of Directors. Every member of the Compensation Committee shall be an "outside director" as such term is used in U.S. Internal Revenue Regulation 1.162-27 (e), as modified or supplemented from time to time; provided, that one (but no more than one) member of the Compensation Committee may be a non-independent director, provided that the Board determines the appointment of such non-independent director to the Compensation Committee is in the best interests of the Corporation and its stockholders, and the Board discloses the reasons for that determination in the Corporation's next annual proxy statement.

         The members of the Compensation Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Compensation Committee is elected by the full Board, the members of the Compensation Committee may designate a Chairman of the Compensation Committee by majority vote of the full Compensation Committee Membership.


III.     MEETINGS

         The Compensation Committee shall meet at least two times annually, or more frequently as circumstances dictate. A majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Compensation Committee should be recorded by the Secretary to the Compensation Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Compensation Committee.

The Compensation Committee may also act by unanimous written consent without a meeting. The Compensation Committee should meet at least annually with the Chief Executive Officer of the Corporation.


IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Compensation Committee shall:

         A. coordinate the Board's role in establishing performance criteria for the Chief Executive Officer and evaluate his performance annually;

         B. review and recommend to the Board the annual salary, bonus, equity awards, stock options, and other benefits, direct and indirect, of the Corporation's Chief Executive Officer;

         C. review the salaries, bonuses, and benefits of the Corporation's executives, as established by the Chief Executive Officer, and, upon the recommendation of the Chief Executive Officer and taking into consideration such other factors as the Committee believes appropriate, recommend to the Board equity awards, stock options, and other incentive compensation for Corporation employees;

         D. review and recommend to the Board the terms of any employment agreement executed by the Corporation with an executive officer of the Corporation;

         E. review and recommend to the Board new executive compensation programs; review annually the operation of the Corporation's executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s); establish and periodically review policies for the administration of executive compensation programs; and take steps to ensure that the Corporation's executive compensation programs comport with the Compensation Committee's compensation philosophy stated above;

         F. assess succession planning for the Corporation's Chief Executive Officer; and

         G. review and recommend to the Board the appropriate structure and amount of compensation for the members of the Board.


V.       REPORTING RESPONSIBILITY

         The minutes of the Compensation Committee reflecting, among other things, all actions taken by the Compensation Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Compensation Committee that is the subject of such minutes.

         In addition, matters within the responsibility of the Compensation Committee may be discussed by the full Board from time to time during the course of the year.

                                                                      Appendix C
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER


I.       ORGANIZATION

         Membership
         ----------

         The Nominating Committee shall consist of two or more independent directors, in accordance with Securities and Exchange Commission ("SEC") and American Stock Exchange ("AMEX") rules. In addition to the independent directors, if the Nominating Committee consists of three or more directors, at least two of whom are independent, the Nominating Committee may include one member who is not independent pursuant to AMEX rules.

         Membership on the Nominating Committee shall be determined annually by the Board upon the recommendation of the Nominating Committee. Unless a Chairman of the Nominating Committee is elected by the full Board, the members of the Nominating Committee may designate a Chairman of the Nominating Committee by majority vote of the full Nominating Committee Membership. A Secretary of the Nominating Committee shall be selected by the Chairman of the Nominating Committee. Should any member of the Nominating Committee cease to be independent, such member shall immediately resign his or her membership on the Nominating Committee. The Board of Directors may remove a member of the Nominating Committee. In case of a vacancy on the Nominating Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

         Meetings
         --------

         The Nominating Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Nominating Committee. A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary to the Nominating Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Nominating Committee. The Nominating Committee may also act by unanimous written consent without a meeting.


II.      BASIC FUNCTION AND PURPOSE

         The Nominating Committee shall recommend the nomination of Company directors to be nominated by the Board of Directors for election by the stockholders. In the case of vacancies to the Board, the Nominating Committee shall recommend the nomination of directors to be elected by the Board.


III.     RESPONSIBILITIES

         The Nominating Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall:

         1. Review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and AMEX rules.

         2. Review and recommend to the Board the appropriate structure of the Board.

         3. Identify and recommend potential candidates for election or re-election to the Board.

         4. Develop policies and procedures for consideration of Board nominees recommended by stockholders.

         5. Have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms.

         6. Review and recommend to the Board the appropriate structure of Board committees, recommend committee assignments, and the position of chairman of each committee. Review and make recommendations to the Board on the Company's efforts to promote diversity among directors.

         7. Have authority to delegate any of its responsibilities to subcommittees or individuals as the Nominating Committee deems appropriate.

         8. Have authority to obtain advice and assistance from internal and external legal, accounting, or other advisors.

         9. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         10.   Annually evaluate its own performance.

         The Nominating Committee's authority and responsibilities shall not deprive the right to determine nominations where that right legally belongs to a third party.


IV.      REPORTING RESPONSIBILITY

         All action taken by the Nominating Committee shall be reported to the Board at the next Board meeting following such action.

         In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

                                                                      Appendix D
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

               The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established; and 3) the Corporation's accounting, financial, and business reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         B. Review and appraise the audit efforts of the Corporation's independent auditors.

         C. Provide an open avenue of communication among the independent auditors, financial, and senior management, and the Board of Directors.

                     The Audit Committee does not plan or conduct audits, nor does it determine that the Corporation's financial statements and disclosures are complete, accurate, and in accordance with U.S. generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Corporation management and the independent auditor.

                  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

               The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee,
(ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulation of the Commission, (iii) meet the independence and financial literacy requirements of the listing standards of the American Stock Exchange, as modified or supplemented from time to time. If a member of the Audit Committee ceases to be independent in accordance with the requirements of the Exchange Act and the corresponding provisions of the listing standards of the American Stock Exchange for reasons outside the member's reasonable control, that person, with prompt notice to the Exchange, may remain an audit committee member in accordance with the listing standards of the American Stock Exchange. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements, and at least one member of the Audit Committee shall be financially sophisticated as defined in the listing standards of the American Stock Exchange. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

               The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board, the members of the Audit Committee may designate a Chairman of the Audit Committee by majority vote of the full Committee Membership.


III.     MEETINGS

               The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Audit Committee should be recorded by the Secretary to the Audit Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Audit Committee. The Audit Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman, or his designee, should meet with the independent auditors and management quarterly to review the Corporation's financials consistent with IV.4. below. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.


IV.      RESPONSIBILITIES AND DUTIES

               To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review
         ------------------------

               1. Review and update this Charter periodically, at least annually, as conditions dictate.

               2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

               3. Review with financial management and the independent auditors the Form 10-Q and Form 10-K prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee, or his designee, may represent the entire Audit Committee for purposes of this review.

               4. Discuss with management the Corporation's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

               5. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

         Independent Auditors
         --------------------

               6. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

               7. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

               8. Review and discuss reports from the independent auditors on:

                           a.    All critical accounting policies and practices
to be used.

                           b.    All alternative treatments of financial
information within U.S. generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                           c.    Other material written communications between
the independent auditor and management, such as any management letter or schedule of unadjusted differences.

               9. Review the independence, performance, and qualifications of the independent auditors at least annually. As part of such review, the Audit Committee shall obtain and review a report from the independent auditors at least annually regarding:

                           a.    the independent auditors' internal quality-
control procedures,

                           b.    any material issues raised by the most recent
internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and

                           c.    any steps taken to deal with any such issues.

               10. Require the independent auditors to submit annually to the Audit Committee a formal written statement, delineating all relationships between the independent auditors and the Corporation in accordance with Independence Standards Board (ISB) Standard No. 1. Actively engage in a dialogue with the independent auditors about any relationships or services that could impact their objectivity and independence. Take appropriate action in response to the independent auditors' report regarding their independence.

               11. Periodically consult with the independent auditors, out of the presence of management, about internal controls and the fullness and accuracy of the Corporation's financial statements.

               12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

               13. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

         Financial Reporting Processes
         -----------------------------

               14. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

               15. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

               16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

         Process Improvement and Business Controls
         -----------------------------------------

               17. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

               18. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

               19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

               20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

               21. Establish regular and separate systems of reporting to the Audit Committee by management regarding controls and operations of the Corporation's business units, if applicable, with particular emphasis on risk and profitability.

               22. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         Ethical and Legal Compliance
         ----------------------------

               23. Establish, review, and update periodically a Code of Business Conduct and Ethics, and ensure that management has established a system to enforce this Code.

               24. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Business Conduct and Ethics, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

               25. Review with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

               26. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

               27. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

               28. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

               29. Review and approve any transactions between the Corporation and its officers, directors, or 5% stockholders which would be reportable in the Corporation's proxy statement.


V.       REPORTING RESPONSIBILITY
         ------------------------

               The minutes of the Audit Committee reflecting, among other things, all actions taken by the Audit Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Audit Committee that is the subject of such minutes.

               The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

               In addition, matters within the responsibility of the Audit Committee may be discussed by the full Board from time to time during the course of the year.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           PARAGON TECHNOLOGIES, INC.

                                 August 1, 2007







                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.




     Please detach along perforated line and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE APPROVAL OF
                                              THE COMPANY'S 2007 EQUITY INCENTIVE PLAN.
   PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

------------------------------------------------------------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS:                                                       2.  To approve the Company's 2007 Equity Incentive
                                                                                Plan.
                                                                                             FOR       AGAINST       ABSTAIN
                                              NOMINEES:                                      /__/       /__/           /__/
       /__/ FOR ALL NOMINEES                  /__/  Robert J. Blyskal
                                              /__/  Theodore W. Myers           3.  In their discretion, the Proxies are authorized
                                              /__/  Anthony W. Schweiger        to vote upon such other matters as may properly come
        /__/ WITHHOLD AUTHORITY               /__/  Samuel L. Torrence          before the meeting or at any adjournments thereof.
             FOR ALL NOMINEES                 /__/  Leonard S. Yurkovic

                                                                                PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
        /__/ FOR ALL EXCEPT                                                     PROMPTLY USING THE ENCLOSED ENVELOPE.
             (See instructions below)








     INSTRUCTION: To withhold authority to vote for any individual nominee(s),
     -----------  mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: / X /
                                                               ---
      -------------------------------------------------------------------------

                                                                                MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. /_/


     -------------------------------------------------------------------------
     To change the address on your account, please check the box at right and indicate your new address in the address space above.
     Please note that changes to the registered name(s) on the account
     may not be submitted via this method.                                /__/
     -------------------------------------------------------------------------

                         ----------------           ----------                              ----------------           ----------
Signature of Stockholder                      Date:                Signature of Stockholder                      Date:
                         ----------------           ----------                              ----------------           ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
      If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           PARAGON TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore W. Myers and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on June 12, 2007, at the Annual Meeting of Stockholders to be held on August 1, 2007, at 9:30 a.m., local time, or at any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF THE COMPANY'S 2007 EQUITY INCENTIVE PLAN. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof. The Board of Directors does not presently know of any other matters to be presented at the Annual Meeting of Stockholders.

         Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                (Continued and to be signed on the reverse side)